Exhibit 10.2

                 AMENDMENT TO PREFERRED STOCK ISSUANCE AGREEMENT

         This Amendment to Preferred Stock Issuance Agreement (the "Amendment") is executed by and between ManTech International Corporation ("ManTech") and GSE Systems, Inc. ("GSE") and is dated and effective September 29, 2003.

         WHEREAS, ManTech and GSE previously entered into a Preferred Stock Issuance Agreement dated December 5, 2001 (the "Agreement"); and

         WHEREAS, the Agreement stipulates that the conversion price is $2.645 per share (hereinafter the "Stock Conversion Price"); and

         WHEREAS, a Special Independent Negotiating Committee of the Board of Directors of GSE recently authorized and approved a revision of the Stock Conversion Price to $1.5526 per share; and

         WHEREAS, the parties wish to amend certain provisions of the Agreement in accordance with the foregoing.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. At Section 3.1, the Stock Conversion Price is revised from $2.645 per share to $1.5526 per share throughout.

2.   At Section 3.1, the penultimate sentence is revised to read as follows:
     "Upon conversion under either (A) or (B), the Series A Preferred Stock converts into an aggregate of 2,511,915 shares of GSE common stock at the price of $1.5526 per share."

         Except as otherwise stated herein, the terms and conditions of the Agreement shall remain in full force and effect.

         The parties hereby further agree that this Amendment shall be of no force and effect in the event that the proposed ManTech and GP Strategies Corporation deal is not consummated for any reason.

         IN WITNESS WHEREOF, each of the parties has executed this Amendment on the date indicated above.

ManTech International Corporation:          GSE Systems, Inc.:

/s/ John A. Moore, Jr.                       /s/ Jeffery G. Hough
----------------------                           --------------------
Signature                                        Signature

John A. Moore, Jr.                               Jeffery G. Hough
Name                                             Name

Executive Vice President                         Senior Vice President
Title                                            Title